Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report of Dermisonics, Inc. (the "Company") on Form 10-KSB, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce H. Haglund, the acting Chief Executive Officer (or equivalent thereof) and acting Chief Financial Officer (or equivalent thereof) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                         /s/ Bruce H. Haglund
                         ------------------------------
                         Bruce H. Haglund
                         Acting Chief Executive Officer (or equivalent thereof) Acting Chief Financial Officer (or equivalent thereof) January 13, 2005


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